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                                                                 EXHIBIT (10)(d)

            SERVICE REQUEST



                   PLATINUM
---------------------------
   INVESTOR(SM) SURVIVOR II
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR SURVIVOR II--FIXED OPTION                     MFS Variable Insurance Trust
                                                                ----------------------------
.. Division 18 - AGL Declared Fixed Interest Account
                                                                . Division 165 - MFS Capital Opportunities
PLATINUM INVESTOR SURVIVOR II--VARIABLE DIVISIONS
                                                                . Division 141 - MFS Emerging Growth
AIM Variable Insurance Funds
----------------------------                                    . Division 166 - MFS New Discovery

.. Division 130 - AIM V.I. International Growth                  . Division 164 - MFS Research

.. Division 131 - AIM V.I. Premier Equity                        Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
American Century Variable Portfolios, Inc.
------------------------------------------                      . Division 167 - Mid-Cap Growth

.. Division 153 - VP Value                                       PIMCO Variable Insurance Trust
                                                                ------------------------------
Ayco Series Trust
-----------------                                               . Division 169 - PIMCO Real Return Bond

.. Division 154 - Ayco Growth                                    . Division 168 - PIMCO Short-Term Bond

Credit Suisse Trust                                             . Division 170 - PIMCO Total Return Bond
-------------------
                                                                Putnam Variable Trust
.. Division 173 - Small Cap Growth                               ---------------------

Dreyfus Investment Portfolios                                   . Division 144 - Putnam VT Diversified Income
-----------------------------
                                                                . Division 145 - Putnam VT Growth and Income
.. Division 155 - MidCap Stock
                                                                . Division 146 - Putnam VT Int'l Growth and Income
Dreyfus Variable Investment Fund
--------------------------------                                SAFECO Resource Series Trust
                                                                ----------------------------
.. Division 139 - Quality Bond
                                                                . Division 147 - Equity
.. Division 140 - Small Cap
                                                                . Division 148 - Growth Opportunities
Fidelity Variable Insurance Products Fund
-----------------------------------------                       SunAmerica Series Trust
                                                                -----------------------
.. Division 159 - VIP Asset Manager
                                                                . Division 179 - Aggressive Growth
.. Division 158 - VIP Contrafund
                                                                . Division 178 - SunAmerica Blended
.. Division 156 - VIP Equity-Income
                                                                The Universal Institutional Funds, Inc.
.. Division 157 - VIP Growth                                     ---------------------------------------

Franklin Templeton Variable Insurance Products Trust            . Division 142 - Equity Growth
----------------------------------------------------
                                                                . Division 143 - High Yield
.. Division 174 - Franklin U.S. Government
                                                                VALIC Company I
.. Division 175 - Mutual Shares Securities                       ----------------

.. Division 176 - Templeton Foreign Securities                   . Division 132 - International Equities

Janus Aspen Series                                              . Division 133 - Mid Cap Index
------------------
                                                                . Division 134 - Money Market I
.. Division 162 - Aggressive Growth
                                                                . Division 136 - Nasdaq-100 Index
.. Division 160 - International Growth
                                                                . Division 137 - Science & Technology
.. Division 161 - Worldwide Growth
                                                                . Division 138 - Small Cap Index
J.P. Morgan Series Trust II
---------------------------                                     . Division 135 - Stock Index

.. Division 163 - JPMorgan Small Company                         Vanguard Variable Insurance Fund
                                                                --------------------------------

                                                                . Division 171 - High Yield Bond

                                                                . Division 172 - REIT Index

                                                                Van Kampen Life Investment Trust
                                                                --------------------------------

                                                                . Division 149 - Growth & Income

AGLC 0463 Rev0302
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 COMPLETE AND RETURN THIS REQUEST TO:        AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                AMERICAN
  Variable Universal Life Operations            MEMBER AMERICAN INTERNATIONAL GROUP, INC.                     | GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                    | FINANCIAL GROUP
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ CONTINGENT INSURED:__________________________________
       IDENTIFICATION             |                                            CONTINGENT INSURED: _________________________________
    COMPLETE THIS SECTION FOR     | ADDRESS:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner (if other than an insured):_______________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Contingent Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
 Owner, Payor or Beneficiary has  |
 changed. (Please note, this does | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
     not change the Contingent    |
     Insureds, Owner, Payor or    |
     Beneficiary designation)     |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | (18) AGL Declared Fixed Interest                 Neuberger Berman Advisers Management Trust
       PERCENTAGES                |      Account                      ______ ______  (167) Mid-Cap Growth             ______  ______
  Use this section to indicate    |
     how premiums or monthly      | AIM Variable Insurance Funds                     PIMCO Variable Insurance Trust
 deductions are to be allocated.  | (130) AIM V.I. International                     (169) PIMCO Real Return          ______  ______
 Total allocation in each column  |       Growth                      ______ ______  (168) PIMCO Short-Term           ______  ______
     must equal 100%; whole       | (131) AIM V.I. Premier  Equity    ______ ______  (170) PIMCO Total Return         ______  ______
         numbers only.            |
                                  | American Century Variable Portfolios, Inc.       Putnam Variable Trust
                                  | (153) VP Value                    ______ ______  (144) Putnam VT Diversified
                                  |                                                        Income                     ______  ______
                                  | Ayco Series Trust                                (145) Putnam VT Growth and
                                  | (154) Ayco Growth                 ______ ______        Income                     ______  ______
                                  |                                                  (146) Putnam VT Int'l Growth
                                  | Credit Suisse Trust                                    and Income                 ______  ______
                                  | (173) Small Cap Growth            ______ ______
                                  |                                                  SAFECO Resource Series Trust
                                  | Dreyfus Investment Portfolios                    (147) Equity                     ______  ______
                                  | (155) MidCap Stock                ______ ______  (148) Growth Opportunities       ______  ______
                                  |
                                  | Dreyfus Variable Investment Fund                  SunAmerica Series Trust
                                  | (139) Quality Bond                ______ ______   (179) Aggressive Growth         ______  ______
                                  | (140) Small Cap                   ______ ______   (178) SunAmerica Balanced       ______  ______
                                  |
                                  | Fidelity Variable Insurance Products Fund         The Universal Institutional Funds, Inc.
                                  | (159) VIP Asset Manager           ______ ______   (142) Equity Growth             ______  ______
                                  | (158) VIP Contrafund              ______ ______   (143) High Yield                ______  ______
                                  | (156) VIP Equity-Income           ______ ______
                                  | (157) VIP Growth                  ______ ______    VALIC Company I
                                  |                                                    (132) International Equities   ______  ______
                                  | Franklin Templeton Variable Insurance Products     (133) Mid Cap Index            ______  ______
                                  | Trust                                              (134) Money Market I           ______  ______
                                  | (174) Franklin U.S. Government    ______ ______    (136) Nasdaq-100 Index         ______  ______
                                  | (175) Mutual Shares Securities    ______ ______    (137) Science & Technology     ______  ______
                                  | (176) Templeton Foreign                            (138) Small Cap Index          ______  ______
                                  |       Securities                  ______ ______    (135) Stock Index              ______  ______
                                  |
                                  | Janus Aspen Series                                 Vanguard Variable Insurance Fund
                                  | (162) Aggressive Growth           ______ ______    (171) High Yield Bond          ______  ______
                                  | (160) International Growth        ______ ______    (172) REIT Index               ______  ______
                                  | (161) Worldwide Growth            ______ ______
                                  |                                                    Van Kampen Life Investment Trust
                                  | J.P. Morgan Series Trust II                        (149) Growth & Income          ______  ______
                                  | (163) JPMorgan Small Company      ______ ______
                                  |                                                    OTHER:                         ______  ______
                                  | MFS Variable Insurance Trust                                                       100%    100%
                                  | (165) MFS Capital Opportunities   ______ ______
                                  | (141) MFS Emerging Growth         ______ ______
                                  | (166) MFS New Discovery           ______ ______
                                  | (164) MFS Research                ______ ______
                                  |
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AGLC 0463 Rev0302                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                         Bank Draft Authorization Form and
 billing frequency and/or method  |                                                         "Void" Check)
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
  you on a direct monthly basis.  |
   Refer to your policy and its   |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division and transferred to the following Divisions:
be deducted periodically from the |
  Money Market I Division and     | (18) AGL Declared Fixed Interest                Neuberger Berman Advisers Management Trust
  placed in one or more of the    | --------------------------------                ------------------------------------------
        Divisions listed.         | Account                               $_______  (167) Mid-Cap Growth                    $_______
     The AGL Declared Fixed       | -------
Interest Account is not available |                                                 PIMCO Variable Insurance Trust
    for Dollar Cost Averaging.    | AIM Variable Insurance Funds                    ------------------------------
 Please refer to the prospectus   | -----------------------------                   (169) PIMCO Real Return                 $_______
   for more information on the    | (130) AIM V.I. International Growth   $_______  (168) PIMCO Short-Term                  $_______
  Dollar Cost Averaging Option.   | (131) AIM V.I. Premier Equity         $_______  (170) PIMCO Total Return                $_______
    Note: Automatic Rebalancing   |
  is not available if the Dollar  | American Century Variable Portfolios            Putnam Variable Trust
    Cost Averaging Option is      | ------------------------------------            ---------------------
           chosen.                | (153) VP Value                        $_______  (144) Putnam VT Diversified Income      $_______
                                  |                                                 (145) Putnam VT Growth and Income       $_______
                                  | Ayco Series Trust                               (146) Putnam VT Int'l Growth and Income $_______
                                  | -----------------
                                  | (154) Ayco Growth                     $_______  SAFECO Resource Series Trust
                                  |                                                 ----------------------------
                                  | Credit Suisse Trust                             (147) Equity                            $_______
                                  | -------------------                             (148) Growth Opportunities              $_______
                                  | (173) Small Cap Growth                $_______
                                  |                                                 SunAmerica Series Trust
                                  | Dreyfus Investment Portfolios                   -----------------------
                                  | -----------------------------                   (179) Aggressive Growth                 $_______
                                  | (155) MidCap Stock                    $_______  (178) SunAmerica Balanced               $_______
                                  |
                                  | Dreyfus Variable Investment Fund                The Universal Institutional Funds, Inc.
                                  | --------------------------------                ---------------------------------------
                                  | (139) Quality Bond                    $_______  (142) Equity Growth                     $_______
                                  | (140) Small Cap                       $_______  (143) High Yield                        $_______
                                  |
                                  | Fidelity Variable Insurance Products Fund       VALIC Company I
                                  | -----------------------------------------       ---------------
                                  | (159) VIP Asset Manager               $_______  (132) International Equities            $_______
                                  | (158) VIP Contrafund                  $_______  (133) Mid Cap Index                     $_______
                                  | (156) VIP Equity-Income               $_______  (136) Nasdaq-100 Index                  $_______
                                  | (157) VIP Growth                      $_______  (137) Science & Technology              $_______
                                  |                                                 (138) Small Cap Index                   $_______
                                  | Franklin Templeton Variable Insurance           (135) Stock Index                       $_______
                                  | -------------------------------------
                                  | Products Trust                                  Vanguard Variable Insurance Fund
                                  | --------------                                  --------------------------------
                                  | (174) Franklin U.S. Government        $_______  (171) High Yield Bond                   $_______
                                  | (175) Mutual Shares Securities        $_______  (172) REIT Index                        $_______
                                  | (176) Templeton Foreign Securities    $_______
                                  |                                                 Van Kampen Life Investment Trust
                                  | Janus Aspen Series                              --------------------------------
                                  | ------------------                              (149) Growth & Income                   $_______
                                  | (162) Aggressive Growth               $_______
                                  | (160) International Growth            $_______  Other:_____________________________     $_______
                                  | (161) Worldwide Growth                $_______  ------
                                  |
                                  | J.P. Morgan Series Trust II
                                  | ---------------------------
                                  | (163) JPMorgan Small Company          $_______
                                  |
                                  | MFS Variable Insurance Trust
                                  | ----------------------------
                                  | (165) MFS Capital Opportunities       $_______
                                  | (141) MFS Emerging Growth             $_______
                                  | (166) MFS New Discovery               $_______
                                  | (164) MFS Research                    $_______
                                  | _______ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC 0463 Rev0302                                              PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _________%:___________________________________      ________%:________________________________
 variable divisions. Please refer |
    to the prospectus for more    | _________%:___________________________________      ________%:________________________________
   information on the Automatic   |
       Rebalancing Option.        | _________%:___________________________________      ________%:________________________________
 Note: Dollar Cost Averaging is   |
 not available if the Automatic   | _________%:___________________________________      ________%:________________________________
  Rebalancing Option is chosen.   |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | ______________Initial Here To Revoke Automatic Rebalancing Election.
                                  |
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
applying for or revoking current  | Initial the designation you prefer:
     telephone privileges.        |
                                  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______Initial Here To Revoke Telephone privilege authorization.
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 [_]  CORRECT AGE              9. |
 Use this section to correct the  | Name of Contingent Insured for whom this correction is submitted: ____________________________
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to ____________________________.
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to ____________________________.
The minimum amount for transfers  |
is $500.00. Withdrawals from the  | Transfer $_______ or _______% from ____________________________ to ____________________________.
  AGL Declared Fixed Interest     |
Account to a Variable Division    | Transfer $_______ or _______% from ____________________________ to ____________________________.
may only be made within the 60    |
days after a contract anniversary.| Transfer $_______ or _______% from ____________________________ to ____________________________.
See transfer limitations outlined |
 in prospectus. If a transfer     | Transfer $_______ or _______% from ____________________________ to ____________________________.
      causes the balance in       |
   any division to drop below     | Transfer $_______ or _______% from ____________________________ to ____________________________.
 $500, AGL reserves the right     |
to transfer the remaining balance.| Transfer $_______ or _______% from ____________________________ to ____________________________.
 Amounts to be transferred should |
    be indicated in dollar or     | Transfer $_______ or _______% from ____________________________ to ____________________________.
  percentage amounts, maintaining |
     consistency throughout.      | Transfer $_______ or _______% from ____________________________ to ____________________________.
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AGLC 0463 Rev0302                                                   PAGE 4 OF 5
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 [_]  REQUEST FOR PARTIAL     11. | _______ I request a partial surrender of $________ or _______% of the net cash surrender value.
      SURRENDER/POLICY LOAN       |
                                  | _______ I request a loan in the amount of $__________.
 Use this section to apply for a  |
partial surrender from or policy  | _______ I request the maximum loan amount available from my policy.
loan against policy values. For   |
detailed information concerning   | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 these two options please refer   | percentages in effect, if available; otherwise they ar taken pro-rata from the AGL Declared
 to your policy and its related   | Fixed Interest Account and Variable Divisions in use.
 prospectus. If applying for a    |
 partial surrender, be sure to    | _______________________________________________________________________________________________
   complete the Notice of         |
 Withholding section of this      | _______________________________________________________________________________________________
Service Request in addition to    |
        this section.             | _______________________________________________________________________________________________
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I do want income tax withheld from this distribution.
                                  |
                                  |            ________I do not want income tax withheld from this distribution.
                                  |
                                  | If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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 [_]  AFFIRMATION/            10. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  |
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         City, State
                                  |
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLC 0463 Rev0302                                               PAGE 5 OF 5
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